EXHIBIT 32.1
Certification of the Chief Executive Officer

Pursuant to Rule 18 U.S.C. Section 1350

In connection with the Annual Report on Form 10-K of Maravai LifeSciences Holdings, Inc. (the “Company”) for the year ended December 31, 2020, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Carl Hull, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2021

/s/ Carl Hull__________________
Carl Hull
Director & Chief Executive Officer